SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2013

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Conditions

On November 7, 2013, priceline.com Incorporated announced its financial results for the quarter ended September 30, 2013.  The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of priceline.com’s unaudited consolidated balance sheet at September 30, 2013, unaudited consolidated statements of operations for the three and nine months ended September 30, 2013 and unaudited consolidated statement of cash flows for the nine months ended September 30, 2013, are included in the financial and statistical supplement attached to the press release.  The unaudited consolidated balance sheet at September 30, 2013, unaudited consolidated statements of operations for the three and nine months ended September 30, 2013 and unaudited consolidated statement of cash flows for the nine months ended September 30, 2013 shall be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, but all other information in the press release shall be treated as "furnished".

Item 3.02.    Unregistered Sales of Equity Securities.

Between October 22, 2013 and November 4, 2013, priceline.com Incorporated (the "Company") issued 539,843 shares of its common stock in connection with the conversion of $231,333,000 aggregate principal amount of its 1.25% Convertible Senior Notes due 2015. The conversions were effected in accordance with the indenture, which provides that the principal amount of converted notes be paid in cash and the conversion premium be paid in cash and/or shares of common stock at the Company's election. In each case, the Company chose to pay the conversion premium in shares of common stock (fractional shares are paid in cash). The issuances of the shares were not registered under the Securities Act of 1933, as amended (the "Act") pursuant to Section 3(a)(9) of the Act. The shares referred to above represent more than 1% of the Company's outstanding shares of common stock on October 21, 2013 (the trading day immediately preceding the settlement of the first note conversion referred to above) of 51,060,397 shares.

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

Exhibit    Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on November 7, 2013 relating to, among other things, its third quarter 2013 earnings. The consolidated balance sheet at September 30, 2013 and consolidated statement of operations for the three and nine months ended September 30, 2013 and consolidated statement of cash flows for the nine months ended September 30, 2013 shall be treated as "filed" for the purposes of the Securities and Exchange Act of 1934, as amended, and the remaining information shall be treated as "furnished".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Daniel J. Finnegan
	Name:	Daniel J. Finnegan
	Title:	Chief Financial Officer

Date:  November 7, 2013

EXHIBIT INDEX

Exhibit No.    Description

99.1
Press release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on November 7, 2013 relating to, among other things, its third quarter 2013 earnings.